Building a Leading ENT / Allergy Specialty Company C o r p o r a t e P r e s e n t a t i o n M a r c h 8 , 2 0 2 2 Exhibit 99.2

2 Forward-Looking Statements This presentation and our accompanying remarks contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: potential for continued XHANCE prescription and net revenue growth and factors supporting such growth; prescription, refill and market share trends; potential effects of INS market seasonality on XHANCE prescriptions; potential early year effects on price and volume related to patient insurance; projected Company GAAP operating expenses and stock-based compensation for 2022; projected XHANCE net revenues for first quarter and full year 2022; projected XHANCE average net revenue per prescription for first quarter and full year 2022; the potential benefits of XHANCE for the treatment of chronic sinusitis; the expectation of having top-line results from ReOpen2 in the second quarter of 2022; the Company's plans to seek approval for a follow-on indication for XHANCE for the treatment of chronic sinusitis, the potential for XHANCE to be the first FDA-approved drug treatment for chronic sinusitis and the potential market expansion opportunities and other benefits of obtaining such indication; the Company's plan to secure a partnership to promote XHANCE in primary care and the prospects for, and potential benefits of, such potential partnership; and other statements regarding the Company’s future operations, financial performance, prospects, intentions, objectives and other future events. Forward-looking statements are based upon management’s current expectations and assumptions and are subject to a number of risks, uncertainties and other factors that could cause actual results and events to differ materially and adversely from those indicated by such forward-looking statements including, among others: impact of, and the uncertainties caused by, the COVID-19 pandemic; physician and patient acceptance of XHANCE for its current and any potential future indication; the Company’s ability to maintain adequate third party reimbursement for XHANCE (market access); the Company’s ability to grow XHANCE prescriptions and net revenues; the prevalence of chronic sinusitis and market opportunities for XHANCE may be smaller than expected; unexpected costs and expenses; potential for varying interpretation of the top-line results from ReOpen1 and the potential for the full data set, when available, to contain results that conflict with or are inconsistent with the top-line results; risks and uncertainties relating to the completion and results of ReOpen2; uncertainties related to the clinical development program and regulatory approval of XHANCE for the treatment of chronic sinusitis; the Company’s ability to comply with the covenants and other terms of the Pharmakon note purchase agreement; risks and uncertainties relating to intellectual property; and the risks, uncertainties and other factors discussed in the “Risk Factors” section and elsewhere in our most recent Form 10-K and Form 10-Q filings with the Securities and Exchange Commission – which are available at http://www.sec.gov. As a result, you are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements made in this presentation speak only as of the date of this presentation, and we undertake no obligation to update such forward-looking statements, whether as a result of new information, future developments or otherwise.

3 Full Year 2021 Highlights +27% XHANCE New Prescriptions Growth FY 2021/FY 2020 +52% XHANCE Net Revenue Growth FY 2021/FY 2020 $48.4 $73.7 2020 2021 ($M ) XHANCE Net Revenues $132M Full Year 2021 Operating Expenses (SG&A plus R&D) +28% XHANCE Prescriptions Growth FY 2021/FY 2020 +52%

4 Successful Development of XHANCE as the First FDA-approved Drug Treatment for Chronic Sinusitis Creates Multiple New Opportunities for Growth Up to approximately 1 Million patients with nasal polyps (NP) are treated by specialty physicians who are the current focus of our sales deployment 1 Million Up to approximately 10 Million patients with NP or CS are treated by a physician annually 10 Million Up to approximately 3 Million patients with either NP or CS are treated by specialty physicians who are the current focus of our sales deployment 3 million Today With a CS Indication For a Partner, there are 6 to 7 million NP+CS patients currently treated by a Primary Care Physician and 20 million lapsed patients that could be activated

5 Successful Development of XHANCE as a Treatment for Chronic Sinusitis Would Increase Opportunity and Address Certain Barriers to Broader Prescribing that Exist Today Insurance  Today, ~80% of commercial lives are in plans that cover XHANCE, but ~half require physicians to attest that they are prescribing for the approved indication  This is important because chronic sinusitis (CS) is diagnosed much more frequently than nasal polyps (NP)  ~10 million patients diagnosed with CS/NP are actively treated by physicians compared to ~1 million with NP

6 Objective evidence from large RCT of effect on inflammation deep inside the sinuses would be available for XHANCE for the first time Representative APOV Improvement in ReOpen1 in Patient Treated with XHANCE 186 µg BID 6.4% Improvement Week 24Baseline Images reflect individual results and results and may not be representative of results generally.

Q4 2021 Performance

8 Key Takeaways and Q4 2021 Highlights Consistent Commercial Execution Driving Q4 2021 Growth FY 2022 Revenue Guidance Implies Y/Y Growth of at least 22% Positive Top-Line Results from ReOpen1 Reported in 1Q2022 +44% XHANCE Net Revenue Growth Q4 2021/Q4 2020 $240 XHANCE Net Revenue per TRx in Q4 2021 $111M Cash and equivalents as of December 31, 2021 +27% XHANCE TRx Growth Q4 2021/Q4 2020 +21% XHANCE NRx Growth Q4 2021/Q4 2020 Top-Line Data from ReOpen2 Expected in Q2 2022

9 XHANCE New and Total Prescriptions XHANCE New Prescriptions increased 21% and Total Prescriptions increased 27% from Q4 2020 to Q4 2021 Estimated based on monthly prescription data from third parties and XHANCE preferred pharmacy network. The Market on this slide is defined as the sum of all intranasal steroid prescriptions based on monthly prescription data from third parties 24.6 29.9 Q4 '20 Q4 '21 XHANCE NRx (in thousands) +21% NRx for Intranasal Steroids Market increased 14% from Q4 2020 to Q4 2021 and TRx for Intranasal Steroids Market increased 6% from Q4 2020 to Q4 2021 73.9 93.7 0 30 60 90 120 Q4 '20 Q4 '21 XHANCE Prescriptions (in thousands) +27%

10 XHANCE Market Share & Prescribers by Prescribing Frequency The Market on this slide is defined as the sum of all intranasal steroid prescriptions written by physicians in the XHANCE target physician audience of approximately 18,000 physicians. Estimated based on monthly prescription data from third parties and XHANCE preferred pharmacy network. 5.1% 6.3% Q4 '20 Q4 '21 XHANCE Share of INS TRx Within Target Physician Audience 3,729 4,059 1,704 1,884 1,275 1,589 Q4 '20 Q4 '21 <5 TRx per Qtr 5 to 15 TRx per Qtr >15 TRx per Qtr XHANCE Prescribers 7,532 6,708 XHANCE market share increased from 5.1% to 6.3% and HCPs who had more than 15 XHANCE prescriptions filled by their patients in a quarter increased by 25% (1,589 versus 1,275) from Q4 2020 to Q4 2021

Q4 and Full Year 2021 Financial Update

12 $48.4 $73.7 FY 2020 FY 2021 Financial Review – XHANCE Net Revenue XHANCE Net Revenue Increased 44% from Q4 2020 to Q4 2021 and 52% for Full Year 2021 $15.6 $22.5 Q4 '20 Q4 '21 ($M) +44% Net Revenue Net Revenue +52% ($M)

13 $211 $240 Q4 '20 Q4 '21 Financial Review – XHANCE Average Net Revenue per Prescription XHANCE Average Net Revenue per TRx Increased from $211 to $240 from Q4 2020 to Q4 2021 and from $185 to $219 for Full Year 2021 $185 $219 FY 2020 FY 2021 +19% Average Net Revenue per TRx Average Net Revenue per TRx +14%

14 Full Year 2022 Financial Guidance  XHANCE Net Revenue ‒ Expected to be at least $90 million  XHANCE Average Net Revenue per Prescription ‒ FY 2022 expected to exceed $210 ‒ Q1 2022 expected  Operating Expense (GAAP) ‒ Expected to be between $135 – $140 million; approximately $10 million of which represents stock-based compensation

15 Additional Phase 3b Clinical Trial Data Expected in Q2 2022 Recruitment Completed July 2021 Recruitment Completed October 2021 Top-line results expected in Q1 2022 Top-line results expected in Q2 2022 

Closing Remarks

17 Key Takeaways and Q4 2021 Highlights Consistent Commercial Execution Driving Q4 2021 Growth FY 2022 Revenue Guidance Implies Y/Y Growth of at least 22% Positive Top-Line Results from ReOpen1 Reported in 1Q2022 +44% XHANCE Net Revenue Growth Q4 2021/Q4 2020 $240 XHANCE Net Revenue per TRx in Q4 2021 $111M Cash and equivalents as of December 31, 2021 +27% XHANCE TRx Growth Q4 2021/Q4 2020 +21% XHANCE NRx Growth Q4 2021/Q4 2020 Top-Line Data from ReOpen2 Expected in Q2 2022

18 Investor Relations – NASDAQ: OPTN Optinose Investor Contact Jonathan Neely, VP, Investor Relations and Business Development 267-521-0531 Investors@optinose.com At 31 December 2021: – $111 million in cash – Long-term debt: $130 million – 82.2 million common shares o/s – 12.4 million options, warrants & RSUs o/s 1 - Optinose is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Optinose or its management. Optinose does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations. investors@optinose.com www.optinose.com @optinose Analyst Coverage 1 BMO: Gary Nachman Cantor Fitzgerald: Brandon Folkes Cowen: Ken Cacciatore Jefferies: David Steinberg Piper Sandler: David Amsellem

Building a Leading ENT / Allergy Specialty Company C o r p o r a t e P r e s e n t a t i o n M a r c h 8 , 2 0 2 2